INCOME TAXES	9 Months Ended
Sep. 30, 2023
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
INCOME TAXES

NOTE 9 – INCOME TAXES

As of January 1, 2023, the Company had no unrecognized tax benefits, and accordingly, the Company did not recognize interest or penalties during the three and nine months ended September 30, 2023 related to unrecognized tax benefits. There has been no change in unrecognized tax benefits during the three and nine months ended September 30, 2023, and there was no accrual for uncertain tax positions as of September 30, 2023. Tax years from 2019 through 2022 remain subject to examination by major tax jurisdictions.

There is no income tax benefit for the losses for the three and nine months ended September 30, 2023 and 2022, since management has determined that the realization of the net tax deferred asset is not assured and has created a valuation allowance for the entire amount of such benefits.